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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                 ___________

                                   FORM 8-K

              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


Date of Report (date of earliest event reported):  December 11, 2002


                           AMB PROPERTY CORPORATION
                  _________________________________________
            (Exact name of registrant as specified in its charter)


          Maryland                      001-13545             94-3281941
    _______________________          _______________         ______________
(State or other jurisdiction of (Commission File Number)     (I.R.S. Employer
       Incorporation)                                     Identification Number)


                Pier 1, Bay 1, San Francisco, California 94111
             __________________________________________________
             (Address of principal executive offices) (Zip Code)

                                 415-394-9000
             ___________________________________________________
             (Registrants' telephone number, including area code)

                                     n/a
                  __________________________________________
        (former name or former address, if changed since last report)



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ITEM 5. OTHER EVENTS

        On December 11, 2002, AMB Property, L.P., in which we are the general partner, entered into an amended and restated $500 million unsecured revolving credit agreement that replaced its then existing $500 million credit facility that was to mature in May 2003. We remain a guarantor of AMB Property, L.P.'s obligations under the amended and restated credit facility. The amended and restated credit facility is with JPMorgan Chase Bank, as administrative agent, J.P. Morgan Europe Limited, as administrative agent for alternate currencies, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners, Bank One, NA, Commerzbank Aktiengesellschaft New York and Grand Cayman Branches and Wachovia Bank, N.A., as documentation agents, PNC Bank, National Association, The Bank of Nova Scotia, acting through its San Francisco Agency and Wells Fargo Bank, N.A., as managing agents, KeyBank National Association, as co-agent, and a syndicate of other banks.

        The amended and restated credit facility matures December 11, 2005 and has a one-year extension option. AMB Property, L.P. has the ability to increase available borrowings up to $700 million by adding additional banks to the facility or obtaining the agreement of existing banks to increase their commitments. The rate on the borrowings will generally be LIBOR plus, based on the current credit rating of AMB Property, L.P.'s long-term debt, 60 basis points. In addition, there is an annual facility fee, which is based on the credit rating of AMB Property, L.P.'s long-term debt and is currently 20 basis points. The amended and restated credit facility also allows AMB Property, L.P. to borrow up to $150,000,000 in loans denominated in Pounds Sterling, the Euro and Japanese Yen, provided that such currency is readily available and freely transferable and convertible to U.S. dollars, the Reuters Monitor Money Rates Service reports LIBOR for such currency in interest periods of 1, 2, 3 or 6 months and AMB Property, L.P. has an investment grade credit rating.

Forward Looking Statements

Some of the information included in this report contains forward-looking statements. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants, increased interest rates and operating costs, our failure to obtain necessary outside financing, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, our failure to divest of properties we have contracted to sell or to timely reinvest proceeds from any divestitures, risks and uncertainties affecting property development and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, environmental uncertainties, risks related to natural disasters, financial market fluctuations, changes in real estate and zoning laws, risks related to doing business internationally and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading "Management's Discussion and Analysis of Financial Condition and Results of Operations- Business Risks" and elsewhere in our most recent annual report on Form 10-K and under the heading "Other Information- Business Risks" and elsewhere in our most recent quarterly report on Form 10-Q.


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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits.

Exhibit Number  Description

10.1 Amended and Restated Revolving Credit Agreement, dated as of December 11, 2002 by and among AMB Property, L.P., the banks listed therein, JPMorgan Chase Bank, as administrative agent, J.P. Morgan Europe Limited, as administrative agent for alternate currencies, Bank of America, N.A., as syndication agent, J.P. Morgan Securities Inc. and Banc of America Securities LLC, as joint lead arrangers and joint bookrunners, Bank One, NA, Commerzbank Aktiengesellschaft, New York and Grand Cayman Branches and Wachovia Bank, N.A., as documentation agents, PNC Bank, National Association, The Bank of Nova Scotia, acting through its San Francisco Agency, and Wells Fargo Bank, N.A., as managing agents, and KeyBank National Association, as co-agent.

10.2 Guaranty of Payment, dated as of December 11, 2002 by AMB Property Corporation for the benefit of JPMorgan Chase Bank, as administrative agent,and J.P. Morgan Europe Limited, as administrative agent for alternate currencies, for the banks listed on the signature page to the Revolving Credit Agreement.

10.3 Qualified Borrower Guaranty, dated as of December 11, 2002 by AMB Property, L.P. for the benefit of JPMorgan Chase Bank and J.P. Morgan Europe Limited, as administrative agents for the banks listed on the signature page to the Revolving Credit Agreement.


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                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         AMB Property Corporation
                                         (Registrant)


                                         By: /s/ Tamra Browne
                                           ______________
                                           Tamra Browne
                                           Vice President, General Counsel and
                                           Secretary

Date:   December 18, 2002